Supplement dated November 13, 2012

to the Class J Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

(as supplemented on March 16, 2012, April 20, 2012, June 15, 2012, July 17, 2012, and September 14, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

International Emerging Markets Fund

Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Michael Ade and Michael L. Reynal.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Under the Principal Global Investors, LLC (“PGI”) heading, delete references to Michael Ade and Michael L. Reynal.